December 22, 2006

DREYFUS PREMIER GREATER CHINA FUND

Supplement to Prospectus
dated March 1, 2006

On December 13, 2006, Nina Wu was appointed co-primary portfolio manager of the fund. Ms. Wu has been portfolio manager with Hamon since July 3, 2006. From August 2005 to June 2006 Ms. Wu was a portfolio manager for Everbright Pramerica Fund Management Co., Ltd. From 2002 through July 2005, Ms. Wu served in various capacities for Hua An Fund Management, Co., Ltd., including analyst, senior analyst and fund manager.